                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 4, 2005 (January 3, 2005)
                                                -----------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           Montana                     0-14183                81-0141785
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(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

     1 First Avenue South, Great Falls, Montana                  59401
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (406) 791-7500
                                                  ---------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Bylaws.

         The Company recently announced the adoption of an amendment to the
Company's By-Laws, a copy of which is attached as Exhibit 99.1. The specific amendment to the By-Laws and the full text of the Amended and Restated By-Laws are attached as Exhibits 3.1 and 3.2, respectively. Specifically, the By-Laws were amended to provide that a Director is required to retire from the Board of
Directors at the annual meeting following the Director's 70th birthday. The amendment takes effect following the 2004 Annual Meeting of Shareholders.

Item 8.01.  Other Events

         The Company also announced that the date of this year's annual meeting of stockholders has been rescheduled for March 2, 2005. Pursuant to SEC Rule
14a-8 and the Company's By-Laws, shareholders wishing to submit proposals for consideration in the Company's Proxy Statement for the 2004 Annual Meeting of
Shareholders or to propose business to be transacted or propose a director for nomination at that meeting must provide proper notice to the Company no later than January 13, 2005

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibit No.    The following exhibits are filed herewith:

          3.1            Amendment to By-Laws of the Company

          3.2            Amended and Restated By-Laws of the Company

         99.1            Press Release dated January 3, 2005

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2005

                                       ENERGY WEST INCORPORATED

                                       By:  /s/ David A. Cerotzke
                                          --------------------------------------
                                       Name:   David A. Cerotzke
                                       Title:  President and Chief Executive Officer

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